Exhibit 99.2

SYMMETRY MEDICAL INC.

Index to Financial Statements

Unaudited pro forma consolidated financial statements:

Introduction	2
Unaudited pro forma condensed consolidated balance sheet as of October 1, 2011	3
Unaudited pro forma condensed consolidated statements of operations for the year ended January 1, 2011 and the nine months ended October 1, 2011	4
Notes to unaudited pro forma condensed consolidated financial statements	6
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SYMMETRY MEDICAL INC.

INTRODUCTION

Following are the unaudited pro forma consolidated financial statements of Symmetry Medical Inc. (“Symmetry”) as of October 1, 2011, for the year ended January 1, 2011 and for the nine months ended October 1, 2011. The unaudited pro forma consolidated financial statements give effect to (i) Symmetry’s acquisition of the surgical instruments product portfolio and associated assets of Codman & Shurtleff, Inc. (“Codman Surgical Instruments” or “Codman”) completed on December 29, 2011, (ii) Symmetry’s acquisition of Olsen Medical (“Olsen”) completed on August 15, 2011, (iii) the issuance of $65.0 million of senior subordinated term notes and (iv) the issuance of a $50.0 million bank term loan and modifications to the revolving line of credit under Symmetry’s amended credit agreement (collectively, the “Transactions”). The unaudited pro forma condensed consolidated balance sheet assumes that the Transactions occurred as of October 1, 2011. The unaudited pro forma condensed consolidated statements of operations for the year ended January 1, 2011 and for the nine months ended October 1, 2011 assume that the Transactions occurred on January 3, 2010. Adjustments related to the Transactions are described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial statements and accompanying notes should be read together with Symmetry’s related historical consolidated financial statements and notes thereto included on Form 10-K for the year ended January 1, 2011 and the Quarterly Report on Form 10-Q for the period ended October 1, 2011, as filed with the Securities and Exchange Commission, and the Codman Surgical Instruments special purpose combined historical financial statements and notes thereto, as filed with the Securities and Exchange Commission and included within this Form 8-K/A. The unaudited pro forma condensed consolidated balance sheet and the unaudited pro forma condensed consolidated statements of operations were derived by adjusting the historical consolidated financial statements of Symmetry and Codman Surgical Instruments. These adjustments are based on currently available information and certain estimates and assumptions and, therefore, the actual effects of the Transactions may differ from the effects reflected in the unaudited pro forma consolidated financial statements. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects of the Transactions as contemplated and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited condensed consolidated pro forma financial statements.

The unaudited pro forma consolidated financial statements are not necessarily indicative of the consolidated financial condition or results of operations of Symmetry had the Transactions actually been completed at the beginning of the period or as of the date specified. Moreover, the unaudited pro forma consolidated financial statements do not project consolidated financial position or results of operations of Symmetry for any future period or at any future date.

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SYMMETRY MEDICAL INC.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

	October 1, 2011
(in thousands)	Symmetry Historical	Codman Historical	Adjustments		Pro Forma

Assets:
Current Assets:
Cash and cash equivalents	$20,559		$48,037	(a)	$20,559
			62,268	(b)
			56,667	(c)
			(166,972	)(d)

Accounts receivable, net	48,313				48,313
Inventories	80,633	$10,024	340	(e)	90,997
Refundable income taxes	4,804				4,804
Deferred income taxes	5,506				5,506
Other current assets	3,514				3,514

Total current assets	163,329	10,024	340		173,693
Property and equipment, net	105,140	131	-		105,271
Goodwill	157,530		73,053	(g)	230,583
Intangible assets, net of accumulated amortization	42,324		81,930	(f)	124,254
Other assets	3,607	13	(13) (i)		9,189
			1,963	(a)
			2,732	(b)
			887	(c)
Total Assets	471,930	10,168	160,892		642,990

Liabilities and Shareholders' Equity:
Current Liabilities:
Accounts payable	22,724				22,724
Accrued wages and benefits	8,954				8,954
Other accrued expenses	5,516				5,516
Accrued income taxes	875				875
Deferred income taxes	41				41
Revolving line of credit	5,853				5,853
Current portion of capital lease obligations	490				490
Current portion of long-term debt	701		2,778	(a)	3,479

Total current liabilities	45,154	-	2,778		47,932
Deferred income taxes	18,167				18,167
Accrued income taxes	6,664				6,664
Other long-term liabilities	-		478	(h)	478
Capital lease obligations, less current portion	2,046				2,046
Long-term debt, less current portion	94,500		47,222	(a)	264,276
			65,000	(b)
			57,554	(c)

Total Liabilities	166,531	-	173,032		339,563

Shareholders' Equity:
Common Stock, $.0001 par value; 75,000 shares authorized; shares issued October 1, 2011	4				4
Additional paid-in capital	281,860				281,860
Retained earnings	20,312		(1,972	)(d)	18,340
Accumulated other comprehensive income	3,223				3,223

Total Shareholders' Equity	305,399	-	(1,972)		303,427

Total Liabilities and Shareholders' Equity	$471,930	-	$171,060		$642,990

See accompanying notes to financial statements.

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SYMMETRY MEDICAL INC.

Unaudited Pro Forma Consolidated Statements of Operations

	Twelve months ended January 1, 2011
(in thousands, except per share data)	Symmetry Historical	Codman Historical (o) (j)	Olsen Historical	Adjustments		Pro Forma

Revenue	$360,830	$69,286	$7,564	$(1,829	)(m)	$435,851
Cost of revenue	281,132	27,849	3,839	(860	)(m)	311,960

Gross profit	79,698	41,437	3,725	(969)		123,891
Selling, general and administrative expenses	50,529	19,325	2,823	5,440	(l)	78,117
Facility closure and severance costs	961	-	-	-		961

Operating income	28,208	22,112	902	(6,409)		44,813

Other (income)/expense:
Interest expense	5,698	-	20	18,335	(k)	24,053
Loss on debt extinguishment	828	-	-	-		828
Derivatives valuation gain	(1,328)	-	-	-		(1,328)
Other (income)/expense	1,111	(182)	(2)	-		927

Income before income taxes	21,899	22,294	884	(24,744)		20,333
Income tax expense	7,928	-	363	(1,872	)(n)	6,419
Net income	$13,971	$22,294	$521	$(22,872)		$13,914

Net income per share:
Basic	0.39					0.39
Diluted	0.39					0.39

Weighted average common shares and equivalent shares outstanding:
Basic	35,451					35,451
Diluted	35,810					35,810

See accompanying notes to financial statements.

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SYMMETRY MEDICAL INC.

Unaudited Pro Forma Condensed Consolidated Statements of Operations

	Nine months ended October 1, 2011
(in thousands, except per share data)	Symmetry Historical	Codman Historical (o) (j)	Olsen Historical	Adjustments		Pro Forma

Revenue	$274,538	$50,425	$5,061	$(1,303)	(m)	$328,721
Cost of revenue	217,233	20,789	2,397	(665)	(m)	239,754

Gross profit	57,305	29,636	2,664	(638)		88,967
Selling, general and administrative expenses	42,469	13,719	1,714	4,063	(l)	61,965
Facility closure and severance costs	2,526					2,526

Operating income	12,310	15,917	950	(4,701)		24,476

Other expense:
Interest expense	2,754		40	13,135	(k)	15,929
Other (income)/expense	591	(997)	(22)			(428)

Income before income taxes	8,965	16,914	932	(17,836)		8,975
Income tax expense	2,901		389	(1,046)	(n)	2,244
Net income	$6,064	$16,914	$543	$(16,790)		$6,731

Net income per share:
Basic	$0.17					$0.19
Diluted	$0.17					$0.19

Weighted average common shares and equivalent shares outstanding:
Basic	35,537					35,537
Diluted	36,000					36,000

See accompanying notes to financial statements.

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SYMMETRY MEDICAL INC.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Note 1. Basis of Presentation and Other Transactions (in millions)

The historical financial information as of October 1, 2011 is derived from the historical consolidated financial statements of Symmetry and the special purpose combined financial statements of Codman Surgical Instruments (“Codman”). The pro forma adjustments have been prepared as if the transactions described in these footnotes had taken place on October 1, 2011 in the case of the pro forma balance sheet or as of January 3, 2010, in the case of the pro forma statements of operations for the year ended January 1, 2011 and the nine months ended October 1, 2011.

The unaudited pro forma condensed consolidated balance sheet reflects the following transactions:

•	the acquisition of Codman for a total cash purchase price of $165.0 million;
•	the issuance of $65.0 million of senior subordinated term notes;
•	the issuance of a $50.0 million bank term loan issued under Symmetry’s amended credit agreement;
•	the revolving line of credit borrowings under Symmetry’s amended credit agreement; and,
•	the payment of estimated underwriting commissions, financing origination fees and acquisition related expenses.

The unaudited pro forma consolidated statement of operations reflects the following transactions:

•	the acquisition of Codman for a total cash purchase price of $165.0 million;
•	the acquisition of Olsen for a total cash purchase price of $11.0 million;
•	the issuance of $65.0 million of senior subordinated term notes;
•	the issuance of a $50.0 million bank term loan issued under Symmetry’s amended credit agreement; and
•	the revolving line of credit borrowings under Symmetry’s amended credit agreement, including the additional borrowings related to the acquisition of Codman and Olsen.

The Codman purchase price allocation is preliminary.

Note 2. Impact of a Transitional Service Agreement on Codman Historical Results (in millions)

The pro forma statements of operations for 2011 and 2010 included within this Form 8-K/A reflect Codman’s revenues from the sale of products to third parties.  As part of a transitional services agreement (“TSA”) between Symmetry and Codman & Shurtleff, Inc, international affiliates of Codman will act as Symmetry’s distributors on sales outside of the United States for an agreed upon period. Under the TSA, Symmetry will sell to Codman & Shurtleff, Inc. at approximately a 38% discount off of country specific average external selling prices, resulting in a reduction to Symmetry revenues outside of the United States in future periods as compared to those presented in the pro forma statements of operations.  In 2010, total sales were approximately $69 million with sales outside of the United States comprised of approximately $24 million of Codman external customer sales.  Had the TSA been in effect in 2010, we estimate the impact of the reduction to Codman’s revenue to be approximately $9 million, resulting in net revenue outside of the United States of approximately $15 million and total year revenue of approximately $60 million. Further, the pro forma statements of operations include allocated selling, general and administrative costs related to these Codman affiliates outside the United States.  We estimate that these costs will not continue going forward under the TSA and selling, general and administrative costs would therefore have been lower in 2010 by approximately $8 million had the TSA been in effect.   Thus, an estimated net impact in 2010 of operating under the TSA would result in a reduction of Codman operating income of approximately $1 million.  The estimated impact of the TSA on 2011 nine month historical results would be a reduction in revenue of approximately $7 million, a reduction of operating expenses of  approximately $6 million and a net reduction in operating income of $1 million. Symmetry is considering alternatives for international sales upon completion of the TSA including restoration of direct sales as well as country specific independent distributors.

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SYMMETRY MEDICAL INC.

Notes to Unaudited Pro Forma Consolidated Financial Statements

Note 3. Pro Forma Adjustments and Assumptions (in millions)

(a)	Asset adjustment reflects the net proceeds to Symmetry of $48.0 million from the issuance of a $50.0 million bank term loan due 2016 after paying related issuance costs of approximately $2.0 million. Liability adjustment reflects issuance of the term loan.
(b)	Asset adjustment reflects the net proceeds to Symmetry of $62.3 million from the issuance and sale of $65.0 million of new senior subordinated term notes due 2017 after paying related issuance costs totaling approximately $2.7 million. Liability adjustment reflects the issuance and sale of the notes.
(c)	Asset adjustment reflects the net proceeds to Symmetry of $56.7 million from additional borrowings under the revolving line of credit related to the acquisition of Codman after paying related issuance costs totaling approximately $0.9 million. Liability adjustment reflects the additional borrowings under the revolving line of credit.
(d)	Asset adjustment reflects the estimated aggregate cash paid for the acquisition of Codman of $167.0 million including acquisition costs of $2.0 million. Equity adjustment reflects acquisition costs.
(e)	Reflects an adjustment to record Codman’s inventory at fair value. The estimated fair value of Codman’s inventory was $10.3 million at October 1, 2011 compared to a carrying value of $10.0 million resulting in a total increase to inventory of $0.3 million.
(f)	Reflects an adjustment to record $81.9 million of intangible assets acquired in the acquisition of Codman.
(g)	Reflects an adjustment to record the excess purchase price of $73.1 million related to the acquisition of Codman to goodwill.
(h)	Reflects an adjustment to record Codman’s pension benefits and other postretirement employee benefits’ plan assets and obligations at estimated fair values. The estimated fair value of Codman’s plan obligation was a $0.5 million obligation at October 1, 2011.
(i)	Reflects elimination of Codman assets which were not acquired.
(j)	Codman’s historical cost of revenue, selling, general and administrative expenses and other expenses (income) include $3.3 million, $7.5 million and ($0.7) million, respectively, in 2011 and $4.7 million, $10.3 million and $0.1 million, respectively, in 2010 related to allocations and estimates of cost of sales, distribution, selling and marketing, general and administrative, research and development and other expense (income) attributable to operations of Codman pushed down from the parent.
(k)	Reflects net change in interest expense as a result of the issuance of a $50.0 million bank term loan, the issuance of $65.0 million of senior subordinated term notes and modifications to the interest rate and additional borrowings under the amended revolving credit facility to fund a portion of the Codman acquisition. The individual components of the net change in interest expense are as follows (in millions):
	Year Ended January 1, 2011	Nine Months Ended October 1, 2011

Interest expense as reported by Symmetry	$5.7	$2.8
Interest expense as reported by Codman and Olsen	–	–
Total interest expense	5.7	2.8

Pro forma interest expense associated with the bank term loan	3.4	2.1
Pro forma interest expense associated with the senior subordinated term notes	10.4	7.8
Pro forma interest expense associated with the incremental borrowings on the amended revolving line of credit	6.4	4.8
Removal of prior interest expense associated with the bank revolving line of credit	(1.9)	(1.6)

Pro forma interest expense	24.0	15.9

Net adjustment	$18.3	$13.1

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(l)	Reflects the adjustments to amortization expense resulting from recording Codman’s and Olsen’s intangible assets at their estimated fair value.
(m)	Reflects the adjustments to eliminate revenue and related cost of revenue on historical sales from Olsen to Symmetry.
(n)	Reflects the adjustments to record income tax expense for Codman’s income before income taxes at an assumed rate of 36% and to record the impact to income tax expense for the remaining pro forma adjustments which impacted income before income taxes at an assumed rate of 40%.

(o)	Certain reclassifications have been made in the historical Codman financial statements to conform to Symmetry’s financial statement presentation. These reclassifications have no impact on net income or stockholders’ equity.

	Twelve months ended January 1, 2011
(in thousands)	As Reported	Reclassifications	Codman Historical

Revenue	$69,286		$69,286

Direct expenses
Cost of sales	24,286	$(24,286)	-
Distribution	4,215	(4,215)	-
Selling and marketing	13,712	(13,712)	-
General and administrative	3,845	(3,845)	-
Research and development	1,116	(1,116)	-
Other expense (income), net	(182)	182	-
Total direct expenses	46,992	(46,992)	-

Revenue in excess of direct expenses	22,294	-	-

Cost of revenue	-	27,849	27,849

Gross profit	-	-	41,437
Selling, general and administrative expenses	-	19,325	19,325
Facility closure and severance costs	-	-	-

Operating Income	-	-	22,112
Other expense:	-	-	-
Interest expense	-	-	-
Loss on debt extinguishment	-	-	-
Derivatives valuation (gain)/loss	-	-	-
Other (income)/expense	-	(182)	(182)

Income before income taxes	-	-	22,294
Income tax expense	-	-	-
Net income (loss)	-	-	$22,294

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SYMMETRY MEDICAL INC.

Notes to Unaudited Pro Forma Consolidated Financial Statements

(o)     continued

	Nine months ended October 1, 2011
(in thousands)	As Reported	Reclassifications	Codman Historical

Revenue	$50,425	-	$50,425

Direct expenses
Cost of sales	18,831	$(18,831)	-
Distribution	2,359	(2,359)	-
Selling and marketing	10,112	(10,112)	-
General and administrative	2,472	(2,472)	-
Research and development	734	(734)	-
Other expense (income), net	(997)	997	-
Total direct expenses	33,511	(33,511)	-

Revenue in excess of direct expenses	16,914	33,511	-

Cost of revenue	-	20,789	20,789

Gross profit	-	-	29,636
Selling, general and administrative expenses	-	13,719	13,719
Facility closure and severance costs	-	-	-

Operating Income	-	-	15,917
Other expense:	-	-	-
Interest expense	-	-	-
Loss on debt extinguishment	-	-	-
Derivatives valuation (gain)/loss	-	-	-
Other (income)/expense	-	(997)	(997)

Income before income taxes	-	-	16,914
Income tax expense	-	-	-
Net income (loss)	-	-	$16,914

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